Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts (See Notes to the MOR)	MOR-4		x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5		x
Taxes Reconciliation and Aging (See MOR-7)	MOR-5		x
Payments to Insiders and Professional	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John R. Castellano	May 11, 2011

Signature of Authorized Individual*	Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer

Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Notes to the Monthly Operating Report
GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Trico Marine Services, Inc.	10-12653-BLS
Trico Marine Assets, Inc.	10-12648-BLS
Trico Marine Operators, Inc.	10-12649-BLS
Trico Holdco, LLC	10-12652-BLS
Trico Marine Cayman, LP	10-12651-BLS
Trico Marine International, Inc.	10-12650-BLS
On August 25, 2010 (the “Commencement Date”), Trico Marine Services, Inc. (the “Company”) and certain of its subsidiaries (the “Debtor Subsidiaries”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101- 1532 (as amended, the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
The financial statements contained in this Monthly Operating Report (“MOR”) include, for each of the Debtor Subsidiaries, the balance sheet as of March 31, 2011 and the statement of operations for the period from March 1, 2011 through March 31, 2011. These financial statements are unaudited, were not prepared in conformity with generally accepted accounting principles (“U.S. GAAP”) and are subject to future adjustment. The Debtor Subsidiary financial statements are not intended to be prepared in conformity with U.S. GAAP because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. Additionally, they do not contain all adjustments of a normal recurring nature necessary for a fair presentation of the financial statements for the period presented. For example, as presented in these financial statements, intercompany balances have not been eliminated and investments in subsidiaries reflect the amounts recorded by each Debtor Subsidiary and are not accounted for under the equity method of accounting. The information contained in this MOR (i) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee, (ii) has not been audited or reviewed by independent registered public accountants and (iii) is limited to the time period indicated.
The Company’s financial statements have been prepared in accordance with the Accounting Standards Codification (“ASC”) Topic 852, Reorganizations (“Topic 852”). Topic 852 does not change the application of U.S. GAAP in the preparation of the Company’s financial statements. However, for periods including and subsequent to the filing of a chapter 11 petition, Topic 852 does require that the financial statements distinguish transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business. In accordance with Topic 852 the Company has:
• Separated liabilities that are subject to compromise from liabilities that are not subject to compromise; and
• Distinguished transactions and events that are directly associated with the reorganization from those that are associated with the ongoing operations of the business.
Notes to MOR-1a:
Cash receipts related to intercompany transfers among the Debtor entities are not included in this schedule.
Cash receipts are shown on a book cash basis.

MOR NOTES

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Notes to the Monthly Operating Report
In March the Debtors received approximately $4.1MM in proceeds from the asset sales of the Elm, Roe, Oak, Suwannee and Trinity vessels.
This exhibit includes a $650k holdback received from Oddysea related to the sale of the Hondo.
Notes to MOR-1b:
All cash disbursements exclude intercompany transfers among the Debtor entities. Included in this schedule are certain disbursements by Debtor entities made on behalf of other Debtor entities.
This exhibit does not include cash call payments to Non-Debtor affiliates in Brazil, Mexico and West Africa that have been authorized by the Cash Management Order.
Notes to MOR-1c:
All amounts listed are the book balances as of the end of the month.

At the direction of the Office of the U.S. Trustee, copies of the bank statements and cash disbursement journals were not included with the MOR.
Approximately $831k of the cash listed on this exhibit is reserved for the professional fee carve-out.
This exhibit includes $242k in deposits related to the Elm and Trinity vessels.
Notes to MOR-2:
The Income Statement reflects revenue and expenses that directly correspond to the listed Debtor legal entity.
Notes to MOR-3:
The Balance Sheet reflects assets, liabilities, and equity that directly correspond to the Debtor legal entity.
Notes to MOR-4:
Trico Marine Services, Inc. and its Debtor affiliates received authority pursuant to a first-day order for the payment of pre-petition taxes. The tax walkforward will reflect both pre-petition and post-petition taxes.
Trico Marine Services, Inc. and its Debtor affiliates file tax returns and make tax payments periodically. Due to the volume of transactions, the tax returns and related payments will be made available on request.
Trico Marine Services, Inc. and its Debtor affiliates are current on all postpetition tax payments due other than disputes that arise in the ordinary course of business transactions.
Trico Marine Services, Inc. and its Debtor affiliates are current on all post-petition payments other than disputes that arise in the ordinary course of business transactions. Agings are available upon request.
Notes to MOR-5:
The Company earns and recognizes revenues primarily from the time and bareboat chartering of vessels to customers based upon daily rates of hire and by providing other subsea services. A time charter is a lease arrangement under which the

MOR NOTES

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Notes to the Monthly Operating Report
Company provides a vessel to a customer and the Company is responsible for all crewing, insurance and other operating expenses. In a bareboat charter, the Company provides only the vessel to the customer, and the customer assumes responsibility to provide for all of the vessel’s operating expenses and generally assumes all risk of operation. Vessel charters may range from several days to several years. Other vessel income is generally related to billings for fuel, bunks, meals and other services provided to customers.
Accounts receivable represent outstanding balances due from revenues earned form the time and bareboat chartering of vessels to customers based upon daily rates of hire and by providing other subsea and trenching services.
Notes to MOR-6:
Payments to insiders exclude intercompany transfers between Debtor entities.
This insider section of exhibit does not include cash call payments to Non-Debtor affiliates in Brazil, Mexico and West Africa that have been authorized by the Cash Management Order.

MOR-1a

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Schedule of Cash Receipts
(000’s)

TIME PERIOD:
Period from 3/1/2011 to 3/31/2011
(see Notes to the MOR related to MOR-1a)

Debtor	Case Number	Cash Receipts
Trico Marine Services, Inc.	10-12653-BLS	$0
Trico Marine Assets, Inc.	10-12648-BLS	$0
Trico Marine Operators, Inc.	10-12649-BLS	$6,501
Trico Holdco, LLC	10-12652-BLS	$0
Trico Marine Cayman, LP	10-12651-BLS	$0
Trico Marine International, Inc.	10-12650-BLS	$0
Total Cash Receipts		$6,501

MOR-1b

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Schedule of Disbursements
(000’s)

TIME PERIOD:
3/1/2011 - 3/31/2011

Debtor	Case Number	Disbursements
Trico Marine Services, Inc.	10-12653-BLS	$0
Trico Marine Assets, Inc.	10-12648-BLS	$0
Trico Marine Operators, Inc.	10-12649-BLS	$6,886
Trico Holdco, LLC	10-12652-BLS	$0
Trico Marine Cayman, LP	10-12651-BLS	$0
Trico Marine International, Inc.	10-12650-BLS	$0
Total Disbursements		$6,886

MOR-1c

In re Trico Marine Services, Inc. et al.	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Bank Account Information
(000’s)

Legal Entity	Bank	Bank Account	Book Balance
Trico Marine Services, Inc.	Union Bank	Account Related to U.S. Credit Facility	$0
Trico Marine Services, Inc.	Nordea	Account Related to 3% Bonds	$0
Trico Marine Assets, Inc.	Nordea	Bareboat Fees	$0
Trico Marine Operators, Inc.	Nordea	Investment	$2,979
Trico Marine Operators, Inc.	Nordea	Reserve CC	$0
Trico Marine Operators, Inc.	Nordea	Lockbox	$0
Trico Marine Operators, Inc.	Nordea	Disbursements	$2
Trico Marine Operators, Inc.	Nordea	General (Operating)	$0
Trico Marine Cayman, LP	Nordea	Holding	$26
Trico Marine Operators, Inc.	Nordea	Trinidad and Tobago Account	$25
Trico Marine Operators, Inc.	Nordea	DIP Escrow Account	$350
Trico Marine Operators, Inc.	Nordea	Retained Professional Account	$0
Trico Marine Operators, Inc.	Wilmington Trust	Hondo and Spirit Sale Account	$0
			$3,382

MOR-2

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
UNAUDITED Statement of Operations (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Trico Marine	Trico Marine	Trico Marine	Trico Holdco,	Trico Marine	Trico Marine
	Services, Inc.	Assets, Inc.	Operators, Inc.	LLC	Cayman, LP	International,
	10-12653-BLS	10-12648-BLS	10-12649-BLS	10-12652-BLS	10-12651-BLS	10-12650-BLS
CHARTER HIRE — TOWING & SUPPLY	$0	$0	$180,139	$0	$0	$0
CHARTER HIRE — SUBSEA	$0	$0	$0	$0	$0	$0
OTHER VESSEL INCOME	$0	$0	$0	$0	$0	$0
INTERCOMPANY REVENUE	$0	$43,100	$202,500	$0	$0	$0

TOTAL REVENUE	$0	$43,100	$382,639	$0	$0	$0

DIR OPER EXP — LABOR & PAYROLL	$0	$0	$188,926	$0	$0	$0
DIR OPER EXP — SUPPLIES	$0	$0	$54,360	$0	$0	$0
DIR OPER EXP — MAINT & REPAIR	$0	$0	$188,041	$0	$0	$0
DIR OPER EXP — M & C	$0	$0	$0	$0	$0	$0
DIR OPER EXP — INSURANCE	$0	$0	$120,362	$0	$0	$0
DIR OPER EXP — LEASE	$0	$0	$16,341	$0	$0	$0
DIR OPER EXP — OTHER	$0	$0	$2,216	$0	$0	$0
DIR OPER EXP — OTHER INTERCOMPANY	$0	$0	$758,071	$0	$0	$0
BROKERAGE & MGMT FEES — INTERCOMPANY	$0	$0	$122,083	$0	$0	$0
GENERAL & ADMIN EXPENSE	$89,053	$4,144	$263,618	$0	$6,288	$198
(GAIN) LOSS ON SALE OF ASSETS	$0	$(2,775,079)	$0	$0	$0	$0
DEPRECIATION AND AMORTIZATION	$0	$94,930	$194,088	$0	$0	$0

TOTAL OPERATING EXPENSES	$89,053	$(2,676,005)	$1,908,106	$0	$6,288	$198

OPERATING INCOME (LOSS)	$(89,053)	$2,719,105	$(1,525,467)	$0	$(6,288)	$(198)

INTEREST INCOME — INTERCOMPANY	$(625,325)	$(10,114)	$(441,690)	$0	$(87,047)	$0
INTEREST EXPENSE	$0	$0	$0	$0	$0	$0
FOREIGN EXCHANGE (GAIN) LOSS	$0	$0	$4,116	$0	$0	$0
RESTRUCTURING COSTS	$350,000	$0	$4,504,521	$0	$0	$0
OTHER (INCOME)/ EXPENSE, NET	$0	$0	$41,373	$0	$0	$0
AMORT OF DEFERRED FINANCING EXPENSE	$0	$0	$0	$0	$0	$0

INCOME(LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEM	$186,272	$2,729,220	$(5,633,787)	$0	$80,759	$(198)

INCOME TAX EXPENSE (BENEFIT)	$0	$0	$0	$0	$0	$0

NET INCOME (LOSS)	$186,272	$2,729,220	$(5,633,787)	$0	$80,759	$(198)

MOR-3
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	March 31, 2011

Federal Tax I.D. #	72-1252405
UNAUDITED
Balance Sheet
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

		Trico Marine				Trico Marine
	Trico Marine	Assets,	Trico Marine	Trico Holdco,	Trico Marine	International,
	Services, Inc.	Inc.	Operators, Inc.	LLC	Cayman, LP	Inc.
	10-12653-BLS	10-12648-BLS	10-12649-BLS	10-12652-BLS	10-12651-BLS	10-12650-BLS

CASH & CASH EQUIVALENTS	$0	$0	$3,356,014	$0	$25,542	$0
RESTRICTED CASH	$0	$0	$21,740	$0	$0	$0
ACCOUNTS RECEIVABLE, TRADE	$0	$0	$3,286,012	$0	$0	$0
ALLOWANCE FOR UNCOLLECTABLE ACCOUNTS	$0	$0	$(343,054)	$0	$0	$0
ACCOUNTS RECEIVABLE, OTHER	$0	$0	$552,338	$0	$0	$0
ACCOUNTS RECEIVABLE, INTERCOMPANY	$35,398,879	$4,243,179	$(231,533,179)	$0	$2,355,635	$(4,243,179)
OTHER CURRENT ASSETS, INTERCOMPANY	$325,858,536	$1,545,164	$168,531,866	$0	$0	$0
PREPAID EXPENSES & OTHER CURRENT ASSETS	$2,116,267	$1,068,025	$2,812,851	$0	$0	$41,688

TOTAL CURRENT ASSETS	$363,373,682	$6,856,368	$(53,315,412)	$0	$2,381,177	$(4,201,491)

PROPERTY & EQUIPMENT AT COST:
VESSELS	$0	$9,068,638	$820,688	$0	$0	$0
TRANSPORTATION & OTHER	$0	$0	$5,656,660	$0	$0	$0
CONSTRUCTION IN PROGRESS	$0	$0	$4,042,699	$0	$0	$0

LESS ACCUMULATED DEPR & AMORT	$0	$(3,066,588)	$(4,565,766)	$0	$0	$0

NET PROPERTY & EQUIPMENT	$0	$6,002,050	$5,954,281	$0	$0	$0

RESTRICTED CASH-NONCURRENT	$0	$0	$(290,850)	$0	$0	$0
OTHER ASSETS — MISCELLANEOUS	$3,497,238	$(122,200)	$2,854,653	$0	$0	$0
OTHER ASSETS — INVESTMENTS	$53,023,424	$91,341,477	$319,094	$0	$77,372,310	$0
OTHER ASSETS — INTERCOMPANY	$0	$6,321,835	$0	$0	$33,486,076	$0
TOTALOTHER ASSETS	$56,520,662	$97,541,112	$2,882,897	$0	$110,858,386	$0

TOTAL ASSETS	$419,894,344	$110,399,530	$(44,478,233)	$0	$113,239,563	$(4,201,491)

LIABILITIES & STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
SHORT-TERM AND CURRENT MATURITIES OF DEBT	$100,001	$0	$0	$0	$0	$4,952
ACCOUNTS PAYABLE	$(128,205)	$0	$5,857,020	$0	$0	$0
ACCOUNTS PAYABLE, INTERCOMPANY	$(215,061,691)	$(63,418,255)	$8,157,109	$0	$61,816	$11,823,667
ACCRUED EXPENSES	$7,261,898	$1,276,778	$3,598,910	$0	$0	$7,703
ACCRUED INSURANCE RESERVE	$0	$0	$3,540,539	$0	$0	$0
ACCRUED INTEREST	$1,828,282	$0	$0	$0	$0	$(22,398)
INCOME TAXES PAYABLE	$(146,499)	$0	$0	$0	$0	$0
OTHER CURRENT LIABILITIES	$(1)	$0	$0	$0	$0	$0

TOTAL CURRENT LIABILITIES	$(206,146,215)	$(62,141,477)	$21,153,578	$0	$61,816	$11,813,923

LIABILITIES SUBJECT TO COMPROMISE	$368,267,150	$0	$5,670,654	$0	$0	$0

FOREIGN TAXES PAYABLE, NON-CURRENT	$(489,113)	$0	$0	$0	$0	$0
OTHER NON CURRENT LIABILITIES	$0	$0	$0	$0	$0	$0

TOTAL LIABILITIES	$161,631,823	$(62,141,477)	$26,824,231	$0	$61,816	$11,813,923

STOCKHOLDERS’ EQUITY
COMMON STOCK	$200,061	$1	$50,000	$0	$0	$100
ADDITIONAL PAID IN CAPITAL	$299,333,057	$190,974,964	$0	$0	$109,401,521	$900
RETAINED EARNINGS (DEFICIT)	$(71,310,798)	$(18,433,958)	$(71,352,465)	$0	$3,776,226	$(16,016,414)
PHANTOM STOCK	$47,642,566	$0	$0	$0	$0	$0
TREASURY STOCK	$(17,602,365)	$0	$0	$0	$0	$0

TOTAL STOCKHOLDERS’ EQUITY	$258,262,521	$172,541,008	$(71,302,465)	$0	$113,177,747	$(16,015,414)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$419,894,344	$110,399,530	$(44,478,233)	$0	$113,239,563	$(4,201,491)

MOR-4
In re Trico Marine Services, Inc. et al.

Case No. (Jointly Administered)	10-12653-BLS
Reporting Period:	March 31, 2011

Federal Tax I.D. #	72-1252405
Status of Post-petition Taxes

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Trico Marine Services, Inc. and its related debtor legal entities	Liability	Accrued	Paid	Liability

Income Taxes	$635,612	$0	$0	$635,612
Other Taxes	$(224,874)	$10,360	$0	$(214,515)
VAT Taxes	$(2,464,626)	$32,543	$0	$(2,432,084)
Withholding Taxes	$0	$(120,428)	$120,428	$0
Franchise Taxes	$(524,797)	$(27,500)	$0	$(552,297)

Total Taxes	$(2,578,686)	$(105,026)	$120,428	$(2,563,284)

MOR-6

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Payments to Insiders and Professional
Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1b) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary
Insiders

Name	Amount Paid During Month	Total Paid to Date
Angeron, Artie	$11,416	$85,575
Bachmann, Richard	$54,631	$419,073
Burke, Kenneth	$0	$37,500
Cenkus, Brett	$19,774	$161,337
Favret, Jeffrey	$45,833	$193,507
Hoover, Ray	$0	$36,566
Hutcheson, Edward	$0	$35,000
Jones, Geoffrey	$0	$164,840
Morrell, Stephen L	$19,583	$154,356
Staehr, Per	$0	$29,265
Salazar, Tomas	$44,769	$142,305
Scoggins, Myles	$0	$36,287
Wallace, David	$25,000	$212,748

Total Payments to Insiders	$221,007	$1,708,358

Professionals

Name	Amount Paid During Month	Total Paid to Date
Epiq Bankrupty Solutions, LLC	$100,911	$217,218
AP Services, LLC	$465,389	$1,296,358
Tennenbaum Capital Partners, LLC	$2,323,081	$3,089,909
White & Case LLP	$32,952	$75,074
Fox Rothschild LLP	$15,028	$20,003
Lugenbuhl, Wheaton, Peck, Rankin & Hubbard	$21,294	$67,056
Pachulski Stang Ziehl & Jones LLP	$60,592	$142,234
Chanin Capital Partners	$189,503	$411,499
Kasowitz Benson Torres & Friedman, LLP	$608,695	$1,378,240
Ernst & Young LLP	$30,265	$177,805
Cahill Gordon & Reindel LLP	$828,096	$1,264,627
Evercore Group, LLC	$193,189	$766,619
Vinson & Elkins LLP	$916,550	$1,982,009
Morris, Nichols, Arsht & Tunnell	$327,518	$684,148
Ro Sommernes Advokatfirma DA	$20,838	$20,838

Total Payments to Professionals	$6,133,899	$11,593,637

Post Petition Secured Notes Adequate Protection Payments as well as DIP Interest Payments

Name of Creditor	Amount Paid During Month
TENNENBAUM CAPITAL PARTNERS	9,561.11

Total Payments	$9,561

MOR-7

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post-petition payroll taxes past due?		X

9	Are any post-petition State or Federal income taxes past due?		X

10	Are any post-petition real estate taxes past due?		X

11	Are any other post-petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?		X

13	Are any amounts owed to post-petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post-petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X
1	The Debtors have sold vessels in accordance with a court orders.

6	Pursuant to the First Day Orders the Debtors have been making payments on certain prepetition liabilities.

7	Pursuant to the Cash Management Order the Debtors periodically settle receivables with Non-Debtor affiliates in Brazil, West Africa and Mexico.

In re Trico Marine Services, Inc. et al.
	Case No. (Jointly Administered)	10-12653-BLS
	Reporting Period:	March 31, 2011

	Federal Tax I.D. #	72-1252405
If additional information is required for the current or any future Monthly Operating Reports, please send the request to:
Trico Marine Services, Inc.
ATTN: John Castellano
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027